Exhibit 10.11

THIRD AMENDMENT

THIRD AMENDMENT, dated as of December 31, 2003 (this “Third Amendment”), to the Note Purchase Agreement, dated as of April 30, 2001 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Note Agreement”; as modified hereby and as further amended, supplemented or otherwise modified from time to time, the “Note Agreement”), by and among ADVANTAGE MANAGEMENT GROUP, INC., an Ohio corporation (“AMG”), and KENAN TRANSPORT COMPANY, a North Carolina corporation (“Kenan” and together with AMG collectively, the “Company”), THE KENAN ADVANTAGE GROUP, INC., a Delaware corporation (the “Parent”), RSTW PARTNERS III, L.P., a Delaware limited partnership (“RSTW”), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a mutual life insurance company established under the laws of the Commonwealth of Massachusetts (“MMLI”), MASSMUTUAL CORPORATE INVESTORS, a Massachusetts business trust (“MCI”), and MASSMUTUAL PARTICIPATION INVESTORS, a Massachusetts business trust (“MPI”).  MMLI, MCI and MPI are hereinafter referred to, collectively, as the “MassMutual Investors”. RSTW and the MassMutual Investors are collectively referred to herein as the “Purchasers”.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto by the Existing Note Agreement.

RECITALS

The Company and the Parent have requested the Purchasers to agree to amend the Existing Note Agreement to modify certain of the financial covenants set forth in Section 6.23(a) (Maximum Leverage Ratio) and Section 6.23(b) (Minimum Interest Coverage).

The Purchasers are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Third Amendment.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Parent and the Purchasers hereby agree as follows:

1.             Amendments.

(a)           Section 6.23 of the Existing Note Agreement is hereby amended by deleting subsection (a) in its entirety and inserting in lieu thereof the following new subsection (a):

“(a)  Maximum Leverage Ratio.  The Company and the other Credit Parties will at all times maintain a Leverage Ratio of the Credit Parties as of each test date set forth on the table below not to exceed the ratio set forth opposite such test date:

Test Date	Leverage Ratio
December 31, 2003	4.68 to 1.00
March 31, 2004	4.68 to 1.00
June 30, 2004	4.68 to 1.00
September 30, 2004	4.40 to 1.00
December 31, 2004	4.13 to 1.00
March 31, 2005	3.30 to 1.00
June 30, 2005	3.03 to 1.00
September 30, 2005	2.92 to 1.00
December 31, 2005	2.75 to 1.00
March 31, 2006	2.75 to 1.00
June 30, 2006	2.75 to 1.00
September 30, 2006	2.75 to 1.00
December 31, 2006 and the last day of each fiscal quarter of the Parent thereafter	2.50 to 1.00”

(b)           Section 6.23 of the Existing Note Agreement is hereby amended by deleting subsection (b) in its entirety and inserting in lieu thereof the following new subsection (b):

“(b)  Minimum Interest Coverage.  As of each test date set forth in the table below, the Company and the other Credit Parties will maintain a ratio of Consolidated EBITDA for the period of four consecutive fiscal quarters of the Parent ending on such test date to Consolidated Interest Expense for such period of four consecutive fiscal quarters of the Parent of not less than the ratio set forth in the table below opposite such test date:

Test Date	Ratio
The last day of each fiscal quarter of the Parent, from, and including, September 30, 2003 through, and including, December 31, 2004	2.70 to 1.00
The last day of each fiscal quarter of the Parent, from, and including, March 31, 2005 through, and including, December 31, 2007	3.15 to 1.00
The last day of each fiscal quarter of the Parent, from, and including, March 31, 2008 and thereafter	3.25 to 1.00”

2.             Conditions Precedent.  This Third Amendment shall become effective on the first date on which all of the following conditions precedent shall have been satisfied (the “Third Amendment Effective Date”):

(a)           Third Amendment.  The Purchasers shall have received this Third Amendment, executed and delivered by a duly authorized officer of each of the Company, the Parent and the Purchasers;

(b)           Other Documents.  The Purchasers shall have received such other documents as the Purchasers or counsel to the Purchasers may reasonably request; and

(c)           No Default.  After giving effect to amendments set forth in Section 1 hereof, each Credit Party shall be in compliance with all of the terms and provisions set forth in the Existing Note Agreement and the Other Agreements on its part to be observed or performed and, no Default or Event of Default shall have occurred and be continuing.

3.             Limited Effect.  Except as expressly amended and modified by this Third Amendment, the Existing Note Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.  Each reference to the Note Agreement in any of the Other Agreements shall be deemed to be a reference to the Note Agreement as amended hereby.

4.             Counterparts.  This Third Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

5.             Expenses.  The Company agrees to pay and reimburse the Purchasers for all of the out-of-pocket costs and expenses incurred by the Purchasers in connection with the preparation, execution and delivery of this Third Amendment, including, without limitation, the reasonable fees and disbursements of Patton Boggs LLP, counsel to the Purchasers.

6.             Indemnification.  The Company and the Parent shall, jointly and severally, indemnify, pay and hold harmless the Purchasers (and their respective directors, officers, employees and agents) against any loss, liability, cost or expense incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof (except to the extent resulting from the gross negligence or willful misconduct of the indemnified party).

7.             Applicable Law.  This Third Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first above written.

ADVANTAGE MANAGEMENT GROUP, INC.

By:	/s/ Carl H. Young
Name: Carl H. Young
Title: Chief Financial Officer

KENAN TRANSPORT COMPANY

By:	/s/ Carl H. Young
Name: Carl H. Young
Title: Chief Financial Officer

THE KENAN ADVANTAGE GROUP, INC.

By:	/s/ Carl H. Young
Name: Carl H. Young
Title: Chief Financial Officer

PURCHASERS:

RSTW PARTNERS III, L.P.

By:		RSTW Management, L.P.,
its general partner

By:	Rice Mezzanine Corporation,
its general partner

	By:	/s/ Kurt G. Keene
Kurt G. Keene
Managing Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	David L. Babson & Company Inc.,
its Investment Adviser

	By:	/s/ Robert M. Shettle
	Name:	Robert M. Shettle
	Title:	Managing Director

MASSMUTUAL CORPORATE INVESTORS

By:		/s/ Richard E. Spencer II
Name:	Richard E. Spencer II
Title:		Vice President

The foregoing is executed on behalf of MassMutual Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time.  The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

MASSMUTUAL PARTICIPATION INVESTORS

By:	/s/ Richard E. Spencer II
Name:	Richard E. Spencer II
Title:	Vice President

The foregoing is executed on behalf of MassMutual Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time.  The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but the Trust’s property only shall be bound.

The undersigned, as Administrative Agent under that certain Senior Subordination Agreement, dated April 30, 2001, as amended from time to time, by and among Senior Lender and the Purchasers, as amended from time to time, hereby acknowledges and consents to the terms and conditions of this Amendment.

CANADIAN IMPERIAL BANK OF COMMERCE,
as Administrative Agent

By:	/s/
Name: